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                                                                  Exhibit 99.Q

                               POWER OF ATTORNEY


     The undersigned Trustees and officer, as indicated respectively below, of Morgan Grenfell Investment Trust, a Delaware business trust (the "Trust"), each hereby constitutes and appoints the Secretary and each Assistant Secretary of the Trust, each of them with full powers of substitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities the Registration Statements on Form N-1A and Form N-14, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratifies and confirms as his or her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of the 15th day of October, 1999.


     SIGNATURES                                   Title



_____________________________________             Trustee
Paul K. Freeman


/s/ Graham E. Jones                               Trustee
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Graham E. Jones


/s/ Hugh G. Lynch                                 Trustee
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Hugh G. Lynch
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/s/ William N. Searcy                             Trustee
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William N. Searcy


/s/ Edward T. Tokar                               Trustee
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Edward T. Tokar


/s/ Amy M. Olmert                                 Treasurer
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Amy M. Olmert